CLEARPOINT

PRECISE NEURO NAVIGATION & THERAPY

Investor Presentation
Joe Burnett, President & CEO
August 2019

FORWARD LOOKING STATEMENTS

Statements herein concerning MRI Interventions, Inc. (the "Company") plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: future revenues from sales of the Company's ClearPoint® Neuro Navigation Platform products; the Company's ability to market, commercialize and achieve broader market acceptance for the Company's ClearPoint Neuro Navigation Platform products; and estimates regarding the sufficiency of the Company's cash resources. More detailed information on these and additional factors that could affect the Company's actual results are described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, both of which have been filed with the Securities and Exchange Commission.

Executive Summary



Unique platform technology enabling precision MRI-guided therapies to restore quality of life for some of the most debilitating disorders

Large, growing installed base in 55 of 250+ leading neurology centers in U.S.

Procedure volume has grown at a 33%+ CAGR from 2013-2018

80% of forecast revenue from single-use, high-margin disposables

Pipeline of new revenue streams from product improvements, biologic and drug delivery partnerships, and standalone therapy products

Total potential addressable market > $1B for our products and pipeline

A passionate team of embedded scientists and specialists

Only a fraction of patients with debilitating neurological disorders are being treated surgically today

Prevalence of Neurological Disorders



Epilepsy
Parkinson's and Essential Tremor
Tumor
ICH
Huntington's Disease
ALS
Surgical Procedures

The Movement to Minimally Invasive Procedures has Happened Everywhere Else in the Body

This transition has always had two things in common:

- More patients being treated
- Procedures **enabled by live image guidance**







PRIMARY CHALLENGE

Traditional Stereotactic Neurosurgery is Limited

The Skull is Not 'See Through'

- X-Ray and CT do not show structures of the brain
- Large, Metallic Navigation Frames are not compatible inside an MRI Magnet
- Surgical Image Guidance in the Operating Room is not live but rather 'Co-Registered' to the MRI
- Each Co-Registration calculation introduces error and reduces accuracy



ClearPoint® Neuro Navigation Platform

An MRI Compatible Navigation System Delivering Live MRI Guidance during the Procedure


ENTRY PLANNING







Decide, Guide, Treat & Confirm with Sub-millimetric Accuracy

OUR SOLUTION ALIGNMENT AND INSERTION



MRIC & ClearPoint: A Proven Platform

Key Products: FDA CE Marked Platforms; More than 3,000 Procedures Performed to Date

HEADQUARTERS	EMPLOYEES
Irvine, CA	40+ 19 sales | 19 production & development
2018 REVENUE	**2019 REVENUE FORECAST**
$7.4m	$10.0m – 11.0m[E]
MARKET CAP	**CASH**
$50m[A]	$7.5m[B]
U.S. PATENTS ISSUED	**GROSS MARGIN**
79 + 29 pending	62%[C]


Razor / Razorblade model with 80% of revenue from single-use disposables and services
80%(D)
Disposables
15%(D)
Capital Equipment
5%(D)
Services

(A) As of August 26, 2019
(B) As of June 30, 2019
(C) For the six months ended June 30, 2019
(D) 2019 Forecast
(E) April 30, 2019 earnings release

MRI INTERVENTIONS

ClearPoint® is Installed in 55 Active Clinical Sites at Top US Hospitals and Growing


Strong Commercial
Sales and Clinical
Support Teams
in Place

UC San Francisco
San Francisco VA
Stanford Univ
Lucile Packard (Stanford Children's)
UCSF Benioff Childrens
USC
UC San Diego
Univ of Colo
Univ of Utah
Univ of Arizona
Cook Children's
MD Anderson
Methodist Hosp

Texas Children's Hosp
Riverside
Henry Ford Health System
Nationwide Children's
Children's Mercy
Kansas Univ Med Center
Univ of Wisconsin
Spectrum Health
Ohio State Univ
Cincinnati Children's
Dallas Presby
Univ of Cincinnati
University of Wisconsin

Cincinnati Jewish
Univ of Michigan
Univ of Minnesota Med Ctr
Brigham & Women's
Boston Children's
Mass General
Mt Sinai West
Yale Univ
Univ of Pitt Med Center
Memorial Sloan Kettering
Hackensack Univ Med Center
Cornell
Central Du Page

Nat. Institutes of Health
Nat Children's Hospital
Children's Hosp of Philadelphia
Univ of Virginia
Emory University
Carillion
Duke University
Children's of Alabama
CHOA Scottish Rite
Willis Knighton
Mayo Clinic Jacksonville
Mayo Phoenix
Dartmouth Hitchcock

University of Pennsylvania HUP
INOVA Fairfax
LeBonheur
Johns Hopkins
Tampa General

Our MRI-Guided therapy platform is currently being used to…

IMPLANT NEURO STIMULATION LEADS	PLACE LASER ABLATION PROBES	DELIVER BIOLOGICS AND DRUGS	MRIC PLATFORM RUNS ON ALL MAJOR SCANNERS
Medtronic	Medtronic VISUALASE	Voyager Therapeutics	SIEMENS
St. Jude Medical	MONTERIS MEDICAL	PTC Therapeutics	GE
Boston Scientific		axovant Gene Therapies	PHILIPS
NeuroPace		International Stem Cell Corporation	IMRIS
		LYSOGENE	
		BlueRock Therapeutics	

MRIC CAPABILITIES

Our platform enables choice of precision-guided therapies and services


2
Biologics & Drug Delivery
Field Clinical Services
Gene & Drug Delivery
Product Development Services
1
Neuro Surgery Navigation
Deep Brain Stimulation
Laser Ablation
Tumor Biopsy
3
Therapeutic Devices
Tumor Immuno-therapy
Laser Ablation Applicators
Neuro Aspiration
CLEARPOINT

Hardware & Software   Artificial Intelligence   Robotics

Example: *The Parkinson's Disease Patient*
Enabling Surgeons to choose the right tool for the right patient


2
Biologics & Drug Delivery
Gene & Drug Delivery
1
Neuro Surgery Navigation
Deep Brain Stimulation
3
Therapeutic Devices
Laser Ablation Applicators
CLEARPOINT

Growth in Case Volume, Revenue


2019 est
2018
2017
2016
2015
2014
2013
825
670
629
503
380
267
163
Case Volume Growth
[2013-18]
32.7%
CAGR


Disposables
Biologics and Drug Delivery
Capital & Service
$10,500
Estimated 2019
Revenue Growth
35% – 50%
$7,359
$913
$1,127
$5,313
$1,471
$676
$5,233
$980
$771
$3,998
$1,097
$117
$3,380
$938
$67
$2,600
2014
2015
2016
2017
2018
2019 (est)

2019 Revenue Forecast Range of $10.0 - $11.0 M as of May, 2019


MARKET POTENTIAL FOR PROCEDURES
Included Below
Strategic & Focused Expansion to new geographies either direct or through partners
Leverage existing sales channel for other distribution opportunities (i.e. non-neuro CLS Laser Distribution)
50,000+
Laser Therapy (LITT) for Neurosurgery existing $25+ M Market
Neuro Aspiration Market potential > $100 M
50,000+
20+ Current non-hospital partners
7+ phase I & II Clinical Trials
12,500+
Tumor Biopsy & Ablation
28,000+
LITT and NeuroPace for Epilepsy
15,000+
Deep Brain Stimulation (DBS) for Parkinson's
GLOBAL SCALE 4
Expansion & Leverage
THERAPY 3
Growth from New Markets
BIOLOGICS & DRUG DELIVERY 2
Growth from Existing Markets
NEUROSURGERY 1
2018 Base Revenue
Four Pillar Growth Strategy
Target Indications of > 150,000 procedures per year
represents Potential Addressable Market for MRIC of $1B+
2019
2023

Grow Our Core Functional Neurosurgery Business: Focus on Complex Procedures Where Precision is Paramount

2019

Key Achievements

- Record Q2 quarterly case volume (197), and Disposable Revenue
- Increase to 10 sites using two-a-day procedure workflow, expanding adoption driving volumes, efficiency
- Full Market Release of ClearPoint 2.0 Hardware & Software Platform and installation into 22 centers
- 5 additional site installations in first half of 2019



Electrode Placement for Deep Brain Stimulation

FEATURE

ClearPoint 2.0 Image Fusion



Designed to reduce procedure time by fusing pre-procedure planning to real-time MRI imaging

Become the Premier Partner for Biologics & Drug Delivery: Focused Resources for Branding, Device Development and Distribution

2019

Key Achievements

- Raised $7.5 M via strategic investment led by PTC Therapeutics and first sales
- Trained clinical specialists for Voyager VY-AADC trial support; first treatment in December 2018
- Shipment of products, development services to 10 individual corporate customers in first half of 2019, 20+ in last two years



Precise, quantifiable drug delivery



ClearPoint 2.0 software illustrating drug infusion

MRI INTERVENTIONS

Expand into Direct Therapy Markets: Achieve Greater Share of Total Procedure Revenue

2019

Key Achievements

- Acquired License from CLS for Laser System and Applicators for Neurosurgery and Spine Indications
- Opportunity to fine tune our Navigations system to work seamlessly with laser applicator design enhancements
- Adding laser therapeutics has potential to turn lowest revenue and margin procedure into highest
- Expect first human cases 2H 2020



Expand into Direct Therapy Markets: Achieve first-in-human case for our Neuro-Aspiration System

2019

Key Achievements

- Achieved FDA Clearance for the PURSUIT™ Neuro Aspiration System in December 2018
- Collaboration with Mayo Clinic
- Affects 80,000 to 100,000 people in the US each year
- Three sites in the U.S. have been trained as part of limited market release



4-D Guidance of Neuro Aspiration

Our unique ClearPoint® PURSUIT™ approach:

Detailed and continuous

High resolution of target

4-D visibility

Minimally invasive

Confirmation of Result

MRI INTERVENTIONS

Achieve Global Scale and progress toward profitability

Capabilities

Established Sales Channel capable of distributing other surgical products

- Current Revenue for non-neuro CLS Laser Applicators

Manufacturing Facility in Irvine capable of producing 5x current demand with existing footprint

CE Mark labeling for targeted global expansion when time is right



Cash Flow From Operations *(6 months)*


2015
2016
2017
2018
2019
-$5,717
-$2,920
-$3,292
-$2,527
-$2,566
-$3,427
-$3,081
-$1,557
-$1,400
1H
2H
1H
2H
1H
2H
1H
2H
1H

CASH AT
June 30, 2019
$7.5 million

Executive Summary

Unique Platform technology enabling Precision MRI-Guided Therapies to restore quality of life for some of the most debilitating disorders

80% of forecast revenue from single-use, high-margin disposables

Large, Growing installed base in 55 of 250+ leading Neurology centers in U.S.

Pipeline of new revenue streams from product improvements, biologic and drug delivery partnerships, and standalone therapy products

Procedure volume has grown 33%+ CAGR from 2013-2018

Total potential addressable market > $1B for our products and pipeline

A passionate team of embedded scientists and specialists